UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2025

SAFETY SHOT, INC.

(Exact name of registrant as specified in charter)

Delaware	001-39569	83-2455880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18801 N Thompson Peak Pkwy Ste 380, Scottsdale, AZ 85255

(Address of principal executive offices) (Zip Code)

(561) 244-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SHOT	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Warrants, each exercisable for one share of Common Stock at $8.50 per share	SHOTW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On October 3, 2025, Safety Shot, Inc. (the “Company”) entered into an employment agreement (the “Employment Agreement”) with Markita Russell. The Employment Agreement is retroactively effective as of June 30, 2025. The terms of the Employment Agreement are summarized below in Item 5.02 of this Current Report on Form 8-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously reported in the Company’s Current Report on Form 8-K filed on July 31, 2025, on July 30, 2025 the board of directors of the Company appointed Markita Russell to serve as Chief Financial Officer of the Company, effective immediately.

On October 3, 2025, the Company entered into the Employment Agreement with Ms. Russell. The Employment Agreement is retroactively effective as of June 30, 2025 (the “Effective Date”).

Under the terms of the Employment Agreement, for serving as the Company’s Chief Financial Officer, Ms. Russell will receive an annual base salary equal to $250,000. Ms. Russell will also be eligible for an annual bonus, which will be evaluated based on performance and company sales goals to be agreed upon by Ms. Russell and her direct supervisor. In addition, Ms. Russell shall be granted (i) 200,000 options to purchase Company stock with a strike price of $.49 cents, which shall have been fully vested upon the Effective Date, and (ii) within 10 days of the signing of the Employment Agreement, 350,000 retention RSUs with immediate vesting subject to a six (6) month hold beginning on June 30, 2025 on any sales. The Employment Agreement includes typical non-disclosure provisions that the executive must comply with.

The above summary does not purport to be a complete summary of the Employment Agreement and is qualified in its entirety by reference to the full text of the Employment agreement, a copy of which is filed herewith as Exhibit 10.1 and which is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

10.1	Employment Agreement, dated October 3, 2025, by and between Markita Russell and the Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 8, 2025

SAFETY SHOT, INC.

By:	/s/ Jarrett Boon
Jarrett Boon
Chief Executive Officer